Exhibit 99.2

Franklin Street Properties

Supplemental Operating and Financial Data Third Quarter 2017
Franklin Street Properties Corp. 401 Edgewater Place | Wakefield, Massachusetts 01880 781.557.1300 | www.fspreit.com

Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8
		Transaction Activity	24
Reconciliation
FFO & AFFO	9	Loan Portfolio of Secured Real Estate	25
EBITDA	10
Property NOI	11	Net Asset Value Components	26

Debt Summary	12	Appendix: Definitions of Non-GAAP Measures
		FFO	27
Capital Analysis	13	EBITDA and NOI	28
		AFFO	29
Owned and Managed Portfolio Overview	14-17

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, uncertainties relating to fiscal policy, changes in government regulations, regulatory uncertainty, geopolitical events, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, which are detailed from time to time in FSP’s reports filed with the Securities and Exchange Commission.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Rendering of 801 Marquette: Perkins + Will

September 30, 2017| Page 2

Company Information

Overview		Snapshot (as of September 30, 2017)

Franklin Street Properties Corp. (“FSP”, “we”, “our” or the “Company”) (NYSE American: FSP) is investing in institutional-quality office properties in the U.S.  FSP’s strategy is to invest in select urban infill and central business district (CBD) properties, with primary emphasis on our five core markets of Atlanta, Dallas, Denver, Houston, and Minneapolis.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	35
		Total Square Feet	10.1 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	107,231,155
		Quarterly Dividend	$0.19
Our Business		Dividend Yield	7.16%

As of September 30, 2017, the Company owned and operated a portfolio of real estate consisting of 35 properties, one property that was redeveloped and is classified as non-operating,  six managed Sponsored REITs and held four promissory notes secured by mortgages on real estate owned by Sponsored REITs. From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$2.2 Billion*
		Insider Holdings	4.0%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Dominion Towers, Denver, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com * Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2017| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Income Items:
Rental revenue	$67,339	66,995	$67,376	$64,611	$61,925
Total revenue	68,626	68,371	68,756	65,988	63,280
Adjusted EBITDA*	35,354	35,525	35,036	32,823	32,356
Equity in losses of non-consolidated REITs	(121)	(201)	(397)	(263)	(196)
Net income (loss)	1,903	(17,395)	4,480	1,729	2,458
FFO*	27,991	28,571	28,528	26,907	26,670

Per Share Data:
EPS	$0.02	(0.16)	$0.04	0.02	$0.02
FFO*	$0.26	0.27	$0.27	0.25	$0.26
Weighted Average Shares (diluted)	107,231	107,231	107,231	107,231	103,709
Closing share price	$10.62	11.08	$12.14	12.96	$12.60
Dividend	$0.19	0.19	$0.19	0.19	$0.19
Payout Ratio:	73%	71%	71%	76%	74%

Balance Sheet Items:
Real estate, net	$1,635,706	1,640,551	$1,686,154	1,685,269	$1,567,521
Other assets, net	395,979	402,016	392,132	402,864	372,924
Total assets, net	2,031,685	2,042,567	2,078,286	2,088,133	1,940,445
Total liabilities, net	1,142,299	1,134,723	1,130,263	1,126,089	977,497
Shareholders' equity	889,386	907,844	948,023	962,044	962,948

Market Capitalization and Debt:
Total Market Capitalization (a)	$2,208,795	2,253,121	$2,366,786	2,439,716	$2,249,113
Total debt outstanding (excluding unamortized financing costs)	1,070,000	1,065,000	1,065,000	1,050,000	898,000
Debt to Total Market Capitalization	48.4%	47.3%	45.0%	43.0%	39.9%
Debt to Adjusted EBITDA*	7.6	7.5	7.6	8.0	6.9

Owned Portfolio Leasing Statistics (b):
Owned portfolio assets	35	35	35	36	36
Portfolio total SF	10,085,889	10,084,710	10,118,112	10,163,615	9,683,846
Portfolio % leased	88.7%	88.1%	89.6%	89.3%	89.5%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	For periods in 2016 and 2017, excludes one property that was redeveloped and is classified as non-operating, which is located in Minneapolis, Minnesota.

*See pages 9 & 10 for reconciliations of Net income or loss to FFO and Adjusted EBITDA, respectively, and the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.

September 30, 2017| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				Nine Months					For the
	Three Months Ended			Ended	For the Three Months Ended				Year Ended
	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16

Revenue:
Rental	$67,376	$66,995	$67,339	$201,710	$58,360	$59,453	$61,925	$64,611	$244,349
Related party revenue:
Management fees and interest income from loans	1,370	1,366	1,278	4,014	1,433	1,337	1,338	1,357	5,465
Other	10	10	9	29	20	17	17	20	74
Total revenue	68,756	68,371	68,626	205,753	59,813	60,807	63,280	65,988	249,888

Expenses:
Real estate operating expenses	17,308	17,286	17,898	52,492	15,292	14,929	16,905	18,209	65,335
Real estate taxes and insurance	12,403	11,595	11,882	35,880	9,150	10,154	10,218	10,618	40,140
Depreciation and amortization	25,332	25,279	24,988	75,599	22,445	22,352	23,298	24,957	93,052
Selling, general and administrative	3,443	3,077	3,286	9,806	3,530	3,494	3,419	3,683	14,126
Interest	7,579	7,893	8,258	23,730	6,433	6,417	6,767	6,931	26,548
Total expenses	66,065	65,130	66,312	197,507	56,850	57,346	60,607	64,398	239,201

Income before equity in losses of non-consolidated REITs, other, gain (loss) on sale of properties and properties held for sale, less applicable income tax and taxes	2,691	3,241	2,314	8,246	2,963	3,461	2,673	1,590	10,687
Equity in losses of non-consolidated REITs	(397)	(201)	(121)	(719)	(286)	(86)	(196)	(263)	(831)
Other	22	129	67	218	—	(1,009)	621	2,266	1,878
Gain (loss) on sale of properties and provision for loss on properties held for sale, less applicable income tax	2,289	(20,492)	(257)	(18,460)	—	(643)	(523)	(1,772)	(2,938)

Income (loss) before taxes on income	4,605	(17,323)	2,003	(10,715)	2,677	1,723	2,575	1,821	8,796
Income tax expense	125	72	100	297	98	111	117	92	418

Net income (loss)	$4,480	$(17,395)	$1,903	$(11,012)	$2,579	$1,612	$2,458	$1,729	$8,378

Weighted average number of shares outstanding, basic and diluted	107,231	107,231	107,231	107,231	100,187	100,187	103,709	107,231	102,843

Net income (loss) per share, basic and diluted	$0.04	$(0.16)	$0.02	$(0.10)	$0.03	$0.02	$0.02	$0.02	$0.08

September 30, 2017| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2017	2017	2017	2016	2016	2016	2016
Assets:
Real estate assets:
Land	$196,178	$191,578	$191,578	$168,120	$172,205	$177,505	$196,178
Buildings and improvements	1,836,073	1,792,784	1,800,831	1,625,819	1,667,507	1,713,296	1,822,183
Fixtures and equipment	4,600	4,841	5,017	2,649	2,771	3,205	4,136
	2,036,851	1,989,203	1,997,426	1,796,588	1,842,483	1,894,006	2,022,497
Less accumulated depreciation	350,697	348,652	361,720	309,307	315,547	326,485	337,228
Real estate assets, net	1,686,154	1,640,551	1,635,706	1,487,281	1,526,936	1,567,521	1,685,269

Acquired real estate leases, net	115,471	105,811	96,282	99,102	104,350	102,226	125,491
Investment in non-consolidated REITs	74,423	73,876	73,405	76,707	76,289	75,761	75,165
Asset held for sale	—	31,868	31,615	15,921	9,275	8,893	3,871
Cash and cash equivalents	11,143	11,537	12,647	14,316	7,524	13,372	9,335
Restricted cash	31	86	63	10	3	48	31
Tenant rent receivables, net	3,785	4,706	3,990	3,691	3,268	3,331	3,113
Straight-line rent receivable, net	52,304	51,590	52,272	49,696	50,196	50,742	50,930
Prepaid expenses and other assets	4,946	5,124	6,282	5,943	5,875	6,460	5,231
Related party mortgage loan receivable	81,515	72,250	71,985	79,575	79,310	79,045	81,780
Other assets: derivative asset	13,603	11,333	10,771	—	—	—	12,907
Office computers and furniture, net of accumulated depreciation	275	287	319	438	385	370	313
Deferred leasing commissions, net	34,636	33,548	36,348	28,705	32,006	32,676	34,697
Total assets	$2,078,286	$2,042,567	$2,031,685	$1,861,385	$1,895,417	$1,940,445	$2,088,133

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$295,000	$295,000	$300,000	$265,000	$310,000	$278,000	$280,000
Term loan payable, net of unamortized financing costs	765,539	765,861	766,183	617,880	618,113	615,636	765,217
Accounts payable and accrued expenses	50,529	55,241	57,593	37,791	41,498	53,964	57,259
Accrued compensation	1,259	1,929	3,000	1,274	2,170	3,238	3,784
Tenant security deposits	5,441	5,367	5,431	4,433	4,693	4,719	5,355
Other liabilities: derivative liabilities	4,351	4,364	3,721	13,226	14,913	12,651	5,551
Acquired unfavorable real estate leases, net	8,144	6,961	6,371	8,697	9,047	9,289	8,923
Total liabilities	1,130,263	1,134,723	1,142,299	948,301	1,000,434	977,497	1,126,089

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-	-
Common stock	11	11	11	10	10	11	11
Additional paid-in capital	1,356,457	1,356,457	1,356,457	1,273,556	1,273,556	1,356,457	1,356,457
Accumulated other comprehensive income (loss)	7,351	4,940	4,954	(13,226)	(13,904)	(12,263)	5,478
Accumulated distributions in excess of accumulated earnings	(415,796)	(453,564)	(472,036)	(347,256)	(364,679)	(381,257)	(399,902)
Total stockholders’ equity	948,023	907,844	889,386	913,084	894,983	962,948	962,044
Total liabilities and stockholders’ equity	$2,078,286	$2,042,567	$2,031,685	$1,861,385	$1,895,417	$1,940,445	$2,088,133

September 30, 2017| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months ended September 30,		Twelve Months ended December 31,
	2017	2016	2016	2015
Cash flows from operating activities:
Net income (loss)	$(11,012)	$6,649	$8,378	$35,014
Adjustments to reconcile net income or loss to net cash provided by operating activities:
Depreciation and amortization expense	77,418	69,750	95,243	93,426
Amortization of above and below market leases	(941)	(104)	(496)	(158)
Hedge ineffectiveness	(218)	388	(1,878)	—
(Gain) loss on sale of properties and properties held for sale, less applicable income tax	18,460	1,166	2,938	(23,662)
Equity in earnings (losses) from non-consolidated REITs	719	568	831	1,451
Increase (decrease) in allowance for doubtful accounts	25	70	(30)	(195)
Changes in operating assets and liabilities:
Restricted cash	(32)	(25)	(8)	719
Tenant rent receivables	(902)	(503)	(185)	2,030
Straight-line rents	(2,021)	(2,094)	(1,977)	(2,448)
Lease acquisition costs	(876)	(679)	(1,095)	(1,487)
Prepaid expenses and other assets	(1,945)	(1,667)	(721)	422
Accounts payable and accrued expenses	(489)	1,478	5,751	5,505
Accrued compensation	(784)	(488)	58	(32)
Tenant security deposits	76	(110)	526	581
Payment of deferred leasing commissions	(8,178)	(9,147)	(12,965)	(8,276)
Net cash provided by operating activities	69,300	65,252	94,370	102,890

Cash flows from investing activities:
Property acquisitions	—	(100,302)	(221,119)	(66,104)
Acquired real estate leases	—	(18,873)	(51,509)	(10,604)
Property improvements, fixtures and equipment	(41,862)	(22,097)	(37,490)	(21,929)
Distributions in excess of earnings from non-consolidated REITs	1,041	691	1,023	107
Investment in related party mortgage loan receivable	—	—	(3,000)	(25,000)
Repayment of related party mortgage loan receivable	9,795	39,596	39,861	—
Proceeds received on sales of real estate assets	6,160	20,058	27,262	85,426
Net cash used in investing activities	(24,866)	(80,927)	(244,972)	(38,104)

Cash flows from financing activities:
Distributions to stockholders	(61,122)	(57,108)	(77,481)	(76,142)
Proceeds (costs) from equity offering, net	—	82,967	82,902	—
Borrowings under bank note payable	60,000	155,000	175,000	110,000
Repayments of bank note payable	(40,000)	(167,000)	(185,000)	(88,000)
Borrowing (repayment) of term loan payable, net	—	—	150,000	—
Deferred Financing Costs	—	(2,975)	(3,647)	—
Net cash provided by (used in) financing activities	(41,122)	10,884	141,774	(54,142)
Net increase (decrease) in cash and cash equivalents	3,312	(4,791)	(8,828)	10,644
Cash and cash equivalents, beginning of period	9,335	18,163	18,163	7,519
Cash and cash equivalents, end of period	$12,647	$13,372	$9,335	$18,163

September 30, 2017| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable				Nine Months				Nine Months
	Square Feet	Three Months Ended			Ended	Three Months Ended			Ended	Inc	%
(in thousands)	or RSF	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	30-Sep-16	(Dec)	Change
Region
East	1,007	$3,917	$3,941	$3,926	$11,784	$3,944	$3,920	$3,954	$11,818	$(34)	(0.3)%
MidWest	1,224	3,017	2,479	2,989	8,485	2,958	3,102	2,974	9,034	(549)	(6.1)%
South	4,437	16,211	15,613	15,763	47,587	17,200	17,441	16,380	51,021	(3,434)	(6.7)%
West	2,010	8,189	8,999	8,519	25,707	8,190	8,355	7,926	24,471	1,236	5.1%
Same Store	8,678	31,334	31,032	31,197	93,563	32,292	32,818	31,234	96,344	(2,781)	(2.9)%

Acquisitions	1,083	4,914	5,325	5,073	15,312	—	166	1,893	2,059	13,253	13.5%
Property NOI* from the continuing portfolio	9,761	36,248	36,357	36,270	108,875	32,292	32,984	33,127	98,403	10,472	10.6%
Dispositions, Non-Operating, Development or Redevelopment	325	625	467	568	1,660	1,175	925	917	3,017	(1,357)	(1.7)%
Property NOI*	10,086	$36,873	$36,824	$36,838	$110,535	$33,467	$33,909	$34,044	$101,420	$9,115	9.0%

Same Store		$31,334	$31,032	$31,197	$93,563	$32,292	$32,818	$31,234	$96,344	$(2,781)	(2.9)%

Less Nonrecurring
Items in NOI* (a)		65	1,178	1,103	2,346	413	586	146	1,145	1,201	(1.3)%

Comparative
Same Store		$31,269	$29,854	$30,094	$91,217	$31,879	$32,232	$31,088	$95,199	$(3,982)	(4.2)%

(a)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

September 30, 2017| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16

Net income (loss)	$4,480	$(17,395)	$1,903	$(11,012)	$2,579	$1,612	$2,458	$1,729	$8,378

(Gain) loss on sale of properties and properties held for sale, less applicable income tax	(2,289)	20,492	257	18,460	—	643	523	1,772	2,938
GAAP income from non-consolidated REITs	397	201	121	719	286	86	196	263	831
FFO from non-consolidated REITs	791	800	874	2,465	645	895	787	714	3,041
Depreciation & amortization	25,163	24,592	24,903	74,658	22,527	22,352	23,112	24,565	92,556
NAREIT FFO*	28,542	28,690	28,058	85,290	26,037	25,588	27,076	29,043	107,744
Hedge ineffectiveness	(22)	(129)	(67)	(218)	—	1,009	(621)	(2,266)	(1,878)
Acquisition costs	8	10	—	18	—	134	215	130	479
Funds From Operations (FFO)*	$28,528	$28,571	$27,991	$85,090	$26,037	$26,731	$26,670	$26,907	$106,345

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$28,528	$28,571	$27,991	$85,090	$26,037	$26,731	$26,670	$26,907	$106,345
Reverse FFO from non-consolidated REITs	(791)	(800)	(874)	(2,465)	(645)	(895)	(787)	(714)	(3,041)
Distributions from non-consolidated REITs	346	345	350	1,041	27	332	332	332	1,023
Amortization of deferred financing costs	606	606	606	1,818	517	517	622	535	2,191
Straight-line rent	(1,082)	(792)	(147)	(2,021)	(1,275)	(700)	(119)	117	(1,977)
Tenant improvements	(6,474)	(5,363)	(4,474)	(16,311)	(1,929)	(1,329)	(3,325)	(7,885)	(14,468)
Leasing commissions	(1,579)	(1,963)	(4,482)	(8,024)	(1,613)	(4,966)	(2,247)	(3,783)	(12,609)
Non-investment capex	(1,670)	(1,685)	(1,860)	(5,215)	(438)	(1,052)	(2,211)	(1,842)	(5,543)
Adjusted Funds From Operations (AFFO)*	$17,884	$18,919	$17,110	$53,913	$20,681	$18,638	$18,935	$13,667	$71,921

Per Share Data:
EPS	$0.04	$(0.16)	$0.02	$(0.10)	$0.03	$0.02	$0.02	$0.02	$0.08
FFO*	0.27	0.27	0.26	0.79	0.26	0.27	0.26	0.25	1.03
AFFO*	0.17	0.18	0.16	0.50	0.21	0.19	0.18	0.13	0.70

Weighted Average Shares (basic and diluted)	107,231	107,231	107,231	107,231	100,187	100,187	103,709	107,231	102,843

*	See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27

September 30, 2017| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16

Net income (loss)	$4,480	$(17,395)	$1,903	$(11,012)	$2,579	$1,612	$2,458	$1,729	$8,378
Interest expense	7,579	7,893	8,258	23,730	6,433	6,417	6,767	6,931	26,548
Depreciation and amortization	25,163	24,592	24,903	74,658	22,527	22,352	23,112	24,565	92,556
Income taxes	125	72	100	297	98	111	117	92	418
EBITDA*	37,347	15,162	35,164	87,673	31,637	30,492	32,454	33,317	127,900
(Gain) loss on sale of properties and properties held for sale, less applicable income tax	(2,289)	20,492	257	18,460	—	643	523	1,772	2,938
Hedge ineffectiveness	(22)	(129)	(67)	(218)	—	1,009	(621)	(2,266)	(1,878)
Adjusted EBITDA*	$35,036	$35,525	$35,354	$105,915	$31,637	$32,144	$32,356	$32,823	$128,960

Interest expense	$7,579	$7,893	$8,258	$23,730	$6,433	$6,417	$6,767	$6,931	$26,548
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$7,579	$7,893	$8,258	$23,730	$6,433	$6,417	$6,767	$6,931	$26,548

Interest coverage ratio	4.62	4.50	4.28	4.46	4.92	5.01	4.78	4.74	4.86

Debt service coverage ratio	4.62	4.50	4.28	4.46	4.92	5.01	4.78	4.74	4.86

Debt (excluding unamortized financing costs)	$1,065,000	$1,065,000	$1,070,000		$885,000	$930,000	$898,000	$1,050,000

Adjusted EBITDA* (1)	35,036	35,525	35,354		31,637	32,478	32,721	34,418
Annualized	140,144	142,100	141,416		126,548	129,913	130,885	137,674

Debt-to-EBITDA*	7.6	7.5	7.6		7.0	7.2	6.9	7.6

*

See the Appendix for Definitions of these Non-GAAP Measures beginning on page 27.  Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

(1)  Includes an adjustment for acquisitions in the quarter acquired by the amount attributable to properties owned less than a full quarter.  The calculation is based on the partial quarter results over the number of days held multiplied by the number of days in the full quarter.

September 30, 2017| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

Reconciliation of Net income to Property NOI*				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16
Net income (loss)	$4,480	$(17,395)	$1,903	$(11,012)	$2,579	$1,612	$2,458	$1,729	$8,378
Add (deduct):
(Gain) loss on sale of properties and properties held for sale, less applicable income taxes	(2,289)	20,492	257	18,460	—	643	523	1,772	2,938
Hedge ineffectiveness	(22)	(129)	(67)	(218)	—	1,009	(621)	(2,266)	(1,878)
Management fee income	(794)	(768)	(791)	(2,353)	(660)	(688)	(727)	(749)	(2,824)
Depreciation and amortization	25,332	25,279	24,988	75,599	22,445	22,352	23,298	24,957	93,052
Amortization of above/below market leases	(168)	(687)	(86)	(941)	81	—	(185)	(392)	(496)
Selling, general and administrative	3,443	3,077	3,286	9,806	3,530	3,494	3,419	3,683	14,126
Interest expense	7,579	7,893	8,258	23,730	6,433	6,417	6,767	6,931	26,548
Interest income	(1,214)	(1,206)	(1,134)	(3,554)	(1,279)	(1,171)	(1,184)	(1,200)	(4,834)
Equity in losses of non-consolidated REITs	397	201	121	719	286	86	196	263	831
Non-property specific items, net	129	67	103	299	52	155	100	(34)	273
Property NOI*	$36,873	$36,824	$36,838	$110,535	$33,467	$33,909	$34,044	$34,694	$136,114

*	See the Appendix for Definition of Non-GAAP Measures beginning on page 27.

September 30, 2017| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Sep-17	Components			30-Sep-17	Fee

BAML Revolver	29-Oct-18	$500,000	$300,000	L	+	1.25%	2.49%	0.25%
JPM Term Loan	30-Nov-18	150,000	150,000	L	+	1.35%	2.60%
BAML Term Loan	27-Sep-21	400,000	400,000	1.12%	+	1.45%	2.57%
BMO Term Loan	26-Aug-20	220,000	220,000	2.32%	+	1.65%	3.97%

		$1,270,000	$1,070,000				2.84%

•	The information in the table above is as of September 30, 2017.
•

On October 18, 2017, we recast our credit facility with Bank of America, N.A., as administrative agent, to, among other things, (i) increase the borrowing capacity of the revolving line of credit from $500 million to $600 million, (ii) extend the maturity date applicable to the revolving line of credit from October 29, 2018 to January 12, 2022 (with two optional six month extensions), (iii) extend the maturity date applicable to the term loan from September 27, 2021 to January 12, 2023, (iv) modify certain financial covenants, including a reset of minimum tangible net worth, and (v) increase the accordion feature from $350 million to $500 million.  Pricing is based on our investment grade rating.  At our investment grade rating from Moody’s of Baa3, pricing on the borrowing spread decreased by five basis points for the revolving line of credit and by ten basis points for the term loan.  We also simultaneously amended our term loan with Bank of Montreal, as administrative agent, and our term loan with JPMorgan Chase Bank, N.A., as administrative agent, to conform the financial covenants and certain other provisions.

•	The BAML Revolver is subject to a 25 basis point facility fee at our investment grade rating and when applied to our new availability of $600 million would be $1.5 million annually.
•

On October 24, 2017, we entered into a note purchase agreement relating to a private placement of $200 million in an aggregate principal amount of unsecured senior notes, consisting of $116 million in aggregate principal amount of 3.99% Series A Senior Notes with a 7-year maturity and $84 million in aggregate principal amount of 4.26% Series B Senior Notes with a 10-year maturity.  We intend to use the proceeds from the private placement to reduce the outstanding balance on our revolving line of credit.

•

We incurred financing costs to close the BAML Revolver, BAML Term Loan and the BMO Term Loan and the credit facilities that preceded them.  We also incurred financing costs in connection with the JPM Term Loan and with the Series A and Series B Notes.  These costs are deferred and amortized into interest expense during the terms of the loans.  Following the amendments on October 18, 2017 and the note purchase agreement on October 24, 2017, we estimate the annual run rate for amortization to interest expense from these deferred financing costs is approximately $2.8 million.

•	Additional information on these transactions can be found in a Current Report on Form 8-K that the Company filed with the U.S. Securities and Exchange Commission on October 24, 2017.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

September 30, 2017| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-17	30-Jun-17	30-Sep-17	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16
Market Data:
Shares Outstanding	107,231	107,231	107,231	100,187	100,187	107,231	107,231
Closing market price per share	$12.14	$11.08	$10.62	$10.61	$12.27	$12.60	$12.96
Market capitalization	$1,301,786	$1,188,121	$1,138,795	$1,062,988	$1,229,299	$1,351,113	$1,389,716
Total Debt	1,065,000	1,065,000	1,070,000	885,000	930,000	898,000	1,050,000
Total Market Capitalization	$2,366,786	$2,253,121	$2,208,795	$1,947,988	$2,159,299	$2,249,113	$2,439,716

Dividend Data:
Total dividends paid	$20,374	$20,374	$20,374	$19,036	$19,036	$19,036	$20,373
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	71.4%	71.3%	72.8%	73.1%	71.2%	73.9%	75.7%

Liquidity:
Cash and cash equivalents	$11,143	$11,537	$12,647	$14,316	$7,524	$13,372	$9,335
Revolver:
Gross potential available under the BAML Revolver	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Less:
Outstanding balance	(295,000)	(295,000)	(300,000)	(265,000)	(310,000)	(278,000)	(280,000)
Total Liquidity	$216,143	$216,537	$212,647	$249,316	$197,524	$235,372	$229,335

*See page 9 for a reconciliation of Net Income (Loss) to FFO and the Appendix for Definitions of Non-GAAP Measures beginning on page 27.

September 30, 2017| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16
Owned portfolio of commercial real estate:
Number of properties (a)	35	35	35	36	36
Square feet	10,085,889	10,084,710	10,118,112	10,163,615	9,683,846
Leased percentage	88.7%	88.1%	89.6%	89.3%	89.5%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	2	2
Square feet	1,396,071	1,396,071	1,396,071	1,396,071	1,396,071
Leased percentage	79.2%	78.9%	78.9%	78.1%	73.8%

Single Asset REITs (SARs) managed:
Number of properties	4	4	5	5	5
Square feet	810,278	810,278	1,075,135	1,075,135	1,075,135
Leased percentage	89.9%	90.1%	89.6%	89.6%	89.6%

Total owned, investments and managed properties:
Number of properties	41	41	42	43	43
Square feet	12,292,238	12,291,059	12,589,318	12,634,821	12,155,052
Leased percentage	87.7%	87.2%	88.5%	88.1%	87.7%

(a) Excludes one property that was redeveloped and is classified as non-operating.

September 30, 2017| Page 14

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

East Region							Midwest Region

Baltimore							Chicago
East Baltimore	Baltimore	MD	325,445	75.5%	75.8%	$22.56	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%	$19.17
							909 Davis Street	Evanston	IL	196,581	78.2%	77.8%	$27.79
Washington, D.C.
Meadow Point	Chantilly	VA	138,537	100.0%	100.0%	$26.17	Indianapolis
Stonecroft	Chantilly	VA	111,469	100.0%	100.0%	$37.62	River Crossing	Indianapolis	IN	205,059	98.6%	95.0%	$23.07
Loudoun Tech Center	Dulles	VA	136,658	95.7%	93.3%	$18.14
							St. Louis
Richmond							Timberlake	Chesterfield	MO	234,496	100.0%	100.0%	$26.27
Innsbrook	Glen Allen	VA	298,456	100.0%	100.0%	$18.10	Timberlake East	Chesterfield	MO	117,036	100.0%	100.0%	$24.88

Charlotte							Minneapolis
Forest Park	Charlotte	NC	62,212	100.0%	100.0%	$13.91	121 South 8th Street	Minneapolis	MN	293,422	81.7%	64.7%	$21.25
							Plaza Seven	Minneapolis	MN	326,445	96.8%	95.4%	32.41
Raleigh-Durham
Emperor Boulevard	Durham	NC	259,531	100.0%	100.0%	$34.05

East Region Total			1,332,308	93.6%	93.4%	$24.75	Midwest Region Total			1,550,134	92.9%	88.9%	$25.65

(a)	Weighted Occupied Percentage for the three months ended September 30, 2017.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2017| Page 15

Owned Portfolio Overview

				Percent	Wtd Ave (a)	GAAP (b)					Percent	Wtd Ave (a)	GAAP (b)
MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent	MSA / Property Name	City	State	Square Feet	Leased	Occupied	Rent

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	202,600	65.6%	65.6%	$20.97	380 Interlocken	Broomfield	CO	240,358	85.9%	82.9%	$30.90
One Legacy Circle	Plano	TX	214,110	100.0%	98.9%	$36.83	1999 Broadway	Denver	CO	676,379	80.4%	75.2%	$31.97
Addison Circle	Addison	TX	288,794	97.3%	86.3%	$33.17	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.02
Collins Crossing	Richardson	TX	300,887	100.0%	100.0%	$24.78	390 Interlocken	Broomfield	CO	241,751	98.9%	96.6%	$29.64
Liberty Plaza	Addison	TX	218,934	91.2%	83.9%	$21.59	1001 17th Street	Denver	CO	655,413	91.3%	90.3%	$36.98
							600 17th Street	Denver	CO	596,728	90.1%	89.6%	$33.18
Houston							West Region Total			2,606,865	89.1%	86.9%	$32.63
Park Ten	Houston	TX	157,460	70.5%	65.6%	$31.23
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$31.96	Total Owned			10,085,889	88.7%	87.4%	$28.69
Park Ten Phase II	Houston	TX	156,746	1.4%	44.5%	$29.20
Westchase I & II	Houston	TX	629,025	87.3%	83.6%	$32.34

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	212,619	100.0%	100.0%	$22.66

Atlanta
One Overton Park	Atlanta	GA	387,267	63.4%	71.4%	$25.01
One Ravinia	Atlanta	GA	386,603	90.0%	89.6%	$25.24
Two Ravinia	Atlanta	GA	411,047	77.3%	76.5%	$26.66
Pershing Plaza	Atlanta	GA	160,145	97.4%	97.4%	$35.86
999 Peachtree	Atlanta	GA	621,946	99.1%	96.4%	$30.08
South Region Total			4,596,582	85.6%	85.5%	$28.74

(a)	Weighted Occupied Percentage for the three months ended September 30, 2017.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2017| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet		MSA / Property Name	City	State	Square Feet

Southeast Region					Midwest Region

Atlanta					Chicago
Satellite Place	Duluth	GA	134,785	(a)	East Wacker	Chicago	IL	861,000

					Indianapolis
					Monument Circle	Indianapolis	IN	213,760
Southeast Region Total			134,785
					Kansas City
				(b)	Grand Boulevard	Kansas City	MO	535,071

Southwest Region					Cincinnati
					Centre Pointe V	West Chester	OH	135,936
Houston
Energy Tower I	Houston	TX	325,797

Southwest Region Total			325,797		Midwest Region Total			1,745,767

					Total Managed			2,206,349

					Total Owned & Managed			12,292,238

(a)	FSP has a Preferred Share Interest of 43.7% in the entity that owns this property.
(b)	FSP has a Preferred Share Interest of 27.0% in the entity that owns this property.

September 30, 2017| Page 17

Tenants by Industry (By Square Feet)

Oil & Gas 16%
Legal Services 10%
IT & Computer Services 8%
Banking 7%
Professional Services 6%
Government 5%
General Business Services 5%
Medical Professionals & Social Services 2%
Real Estate 4%
Communications 5%
Architecture & Engineering 4%
Insurance 6%
Medical Research 3%
Restaurants 3%
Other 16%

September 30, 2017| Page 18

20
20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent	Annualized Rent

1	Quintiles IMS Healthcare Incorporated	1	104	259,531	2.6%	$8,992,350	3.5%
2	US Government (a)	5	3, 8, 23, 36, 40	255,610	2.5%	7,886,036	3.1%
3	CITGO Petroleum Corporation	1	53	248,399	2.5%	8,363,594	3.3%
4	Newfield Exploration Company	1	53	234,495	2.3%	9,128,004	3.6%
5	Eversheds Sutherland (US) LLP (b)	1	3, 5, 103	222,422	2.2%	7,183,927	2.8%
6	Centene Management Company, LLC	3	69, 69, 69	216,879	2.2%	5,437,054	2.1%
7	Burger King Corporation	1	12	212,619	2.1%	5,224,049	2.1%
8	EOG Resources, Inc. (c)	1	3, 111	174,215	1.7%	5,941,615	2.3%
9	SunTrust Bank (d)	2	48, 109	159,671	1.6%	3,200,971	1.3%
10	T-Mobile South, LLC dba T-Mobile	1	17	151,792	1.5%	3,999,663	1.6%
11	Citicorp Credit Services, Inc.	1	119	146,260	1.5%	4,715,422	1.9%
12	Petrobras America, Inc.	1	26	144,813	1.4%	5,452,209	2.1%
13	Jones Day	1	38	140,342	1.4%	4,853,880	1.9%
14	Argo Data Resource Corporation	1	71	140,246	1.4%	4,064,329	1.6%
15	Vail Corp d/b/a Vail Resorts (e)	3	18, 66, 66	132,229	1.3%	3,716,114	1.5%
16	Federal National Mortgage Association	1	12	123,144	1.2%	4,465,201	1.8%
17	Kaiser Foundation Health Plan	1	80	120,979	1.2%	3,233,680	1.3%
18	Randstad US (f)	2	6, 45	114,235	1.1%	2,650,535	1.0%
19	Giesecke & Devrient America	1	87	112,110	1.1%	1,979,863	0.8%
20	Northrup Grumman Systems Corp.	1	7	111,469	1.1%	4,712,148	1.8%

			Total	3,421,460	33.9%	$105,200,645	41.3%

(a)	Includes 5,090 and 180,444 square feet which expire in 2017 and 2018, respectively. The remaining 70,060 square feet expire between 2019 and 2021.
(b)	Includes 42,554 square feet, which expire in 2018 and 179,868 square feet, which expire 4/30/26.
(c)	Includes 13,278 square feet, which expire 12/31/17 and 160,937 square feet, which expire 12/21/26.
(d)	Includes 32,171 square feet, which expire 10/31/26 and 127,500 square feet, which expire 9/30/21.
(e)	Includes 38,293 square feet, which expire 3/31/19. The remaining 93,936 square feet expire 3/31/23.
(f)	Includes 12,050 square feet, which expire 3/31/18 and 102,185 square feet, which expire 6/30/21.

September 30, 2017| Page 19

20
Leasing Activity (Owned Portfolio)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity	30-Sep-17	30-Sep-16	31-Dec-16	31-Dec-15
(in Square Feet - SF)
New leasing	207,000	211,000	299,000	362,000
Renewals and expansions	729,000	658,000	895,000	957,000
	936,000	869,000	1,194,000	1,319,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$29.61	$27.94	$29.64	$28.66
Weighted average lease term	6.6 Years	6.8 Years	6.6 Years	5.3 Years

Increase over average GAAP rents in prior year	8.3%	8.2%	10.4%	10.4%

Average free rent	3 Months	4 Months	3 Months	3 Months
Tenant Improvements	$22.43	$19.27	$18.71	$13.17
Leasing Costs	$8.83	$10.35	$10.05	$5.81

September 30, 2017| Page 20

Lease Expirations by Square Feet (Owned Portfolio)

September 30, 2017| Page 21

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized		Percentage
	Number of		Square			Rent		of Total
Year of	Leases		Footage		Annualized	Per Square		Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under		Rent Under
Expiration	Within the		Expiring		Expiring	Expiring		Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases		Leases	Total

2017	24	(c)	136,685		$3,159,547		$23.12	1.2%	1.2%
2018	74		1,281,523		39,779,110		31.04	15.6%	16.8%
2019	67		1,328,528		38,039,986		28.63	14.9%	31.7%
2020	71		788,278		23,753,085		30.13	9.3%	41.0%
2021	56		809,404		20,750,009		25.64	8.1%	49.1%
2022	57		1,215,629		37,268,289		30.66	14.6%	63.7%
2023	54		952,927		23,909,526		25.09	9.4%	73.1%
2024	20		453,151		13,487,733		29.76	5.3%	78.4%
2025	14		420,376		10,596,168		25.21	4.2%	82.6%
2026	10		647,675		21,489,889		33.18	8.5%	91.1%
2027 and thereafter	95		910,353	(d)	22,580,420		24.80	8.9%	100.0%
	542		8,944,529		$254,813,760		$28.49	100.0%
Vacancies as of 9/30/17			1,141,360
Total Portfolio Square Footage			10,085,889

(a)

The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.

(b)

Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2017 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(c)	Includes 11 leases that are month-to-month.
(d)	Includes 111,608 square feet that are non-revenue producing building amenities.

September 30, 2017| Page 22

Capital Expenditures

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-17	30-Jun-17	30-Sep-17	30-Sep-17

Tenant improvements	$6,474	$5,363	$4,474	$16,311
Deferred leasing costs	1,579	1,963	4,482	8,024
Non-investment capex	1,670	1,685	1,860	5,215
Total Capital Expenditures	$9,723	$9,011	$10,816	$29,550

	For the Three Months Ended				Year ended
	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Dec-16

Tenant improvements	$1,929	$1,329	$3,325	$7,885	$14,468
Deferred leasing costs	1,613	4,966	2,247	3,783	12,609
Non-investment capex	438	1,052	2,211	1,842	5,543
Total Capital Expenditures	$3,980	$7,347	$7,783	$13,510	$32,620

First generation leasing and investment capital was $21.2 million and $14.8 million for the nine months ended September 30, 2017 and 2016, respectively.

September 30, 2017| Page 23

Transaction Activity (in thousands except for Square Feet)

	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

2015
Two Ravinia	Atlanta	GA	442,130	4/8/15	$78,000

2013
1999 Broadway	Denver	CO	673,793	5/22/13	$183,000
999 Peachtree	Atlanta	GA	621,946	7/1/13	157,900
1001 17th Street	Denver	CO	655,420	8/28/13	217,000

2012
One Ravinia	Atlanta	GA	386,603	7/31/12	$52,750
Westchase	Houston	TX	629,025	11/1/12	154,750

					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,749)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

2015
Willow Bend	Plano	TX	117,050	2/23/15	$20,750	$1,462
Eden Bluff	Eden Prairie	MN	153,028	3/31/15	28,000	9,000
Park Seneca	Charlotte	NC	109,699	5/13/15	8,150	949
Montague	San Jose	CA	145,561	12/9/15	30,250	12,251

September 30, 2017| Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands)			Maximum	Amount					Interest
		Maturity	Amount	Drawn at	Interest			Draw	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-17	Rate (1)			Fee (2)	30-Sep-17

Secured revolving lines of credit
FSP Satellite Place Corp.	Duluth, GA	31-Dec-19	$5,500	$2,385	L	+	4.40%	0.5%	5.63%
FSP Energy Tower I Corp. (3)	Houston, TX	30-Jun-19	20,000	15,600	L	+	5.00%	0.5%	6.23%

Mortgage loan secured by property
FSP Monument Circle LLC (4)	Indianapolis, IN	7-Dec-18	21,000	21,000			4.90%	n/a	4.90%
FSP Energy Tower I Corp. (3) (5)	Houston, TX	30-Jun-19	33,000	33,000			6.41%	n/a	6.41%

			$79,500	$71,985

(1)	The interest rate is 30-day LIBOR rate plus the additional rate indicated, otherwise a fixed rate.
(2)	The draw fee is a percentage of each new advance, and is paid at the time of each new draw.
(3)	These loans were extended on June 16, 2017.
(4)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.
(5)	This mortgage includes an annual extension fee of $108,900 paid by the borrower.

September 30, 2017| Page 25

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Sep-17	Loans outstanding on secured RE	$71,985	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	73,405	During 2017 (in 000's)	157
Shares outstanding	107,231.2	Straight-line rent receivable	52,272
Closing price	$10.62	Asset held for sale	31,615	Straight-line rental revenue current quarter	$147
Market capitalization	$1,138,795	Cash and cash equivalents	12,647
Debt	1,070,000	Restricted cash	63	Management fee income current quarter	$144
Total Market Capitalization	$2,208,795	Tenant rent receivables	3,990	Interest income from secured loans	1,134
		Prepaid expenses	4,880	Management fees and interest income from loans	$1,278
		Office computers and furniture	319
	3 Months	Other assets:		FFO from non-consolidated REITs - Q2 2017 (6):
	Ended	Deferred financing costs, net	5,219	East Wacker	$670
NOI Components	30-Sep-17	Other assets: Derivative Market Value	10,771	Grand Boulevard	130
		Other assets	—	Total	$800
Same Store NOI (1)	$31,197		$267,166
Acquisitions (1) (2)	5,073			Footnotes to the components
Property NOI (1)	36,270	Liabilities:
Full quarter adjustment (3)	—	Debt (excluding contra for unamortized financing costs)	$1,070,000	(1) See pages 11 & 28 for definitions and reconciliations.
Stabilized portfolio	$36,270	Accounts payable & accrued expenses	60,593
		Tenant security deposits	5,431	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	3,721
Financial Statement Reconciliation:			$1,139,745	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$67,339
Rental operating expenses	(17,898)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(11,882)
NOI on assets sold	(568)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(100)
Management fees & other (5)	(621)			(6) We report FFO from non-consolidated REITs for the previous quarter as their financial statements are not yet complete for the current quarter.
Property NOI (1)	$36,270

September 30, 2017| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2017| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus selling, general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are non-operating, being developed or redeveloped, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2017| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (3) excluding the effect of straight-line rent, (4) plus deferred financing costs and (5) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2017| Page 29

Investor Relations Contact Georgia Touma | 877.686.9496 InvestorRelations@fspreit.com

Pershing Park Plaza, Atlanta, GA

Franklin Street Properties Corp.

401 Edgewater Place  Wakefield, Massachusetts 01880

781.557.1300  www.fspreit.com

September 30, 2017| Page 30